UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2015

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54010	27-0223495

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21860 Burbank Boulevard, Suite 300 South Woodland Hills, California	91367

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Wet Seal DIP Financing Agreement and Security Agreement

On January 15, 2015, The Wet Seal, Inc. and its three subsidiaries (collectively, “Wet Seal”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being administered under the caption “In re The Wet Seal, Inc.,  et al. ”, Case Nos. 15-10081-10084 (the “Chapter 11 Cases”). Wet Seal continues to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

In connection with the Chapter 11 Cases, B. Riley Financial, Inc. agreed to provide Wet Seal certain financing as set forth in the Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of January 15, 2015 (the “Wet Seal DIP Financing Agreement”), by and among the Wet Seal and B. Riley Financial, Inc. Wet Seal filed motions seeking Bankruptcy Court approval of the debtor-in-possession financing on the terms set forth in the Wet Seal DIP Financing Agreement. On January 20, 2015, the Bankruptcy Court approved the Wet Seal DIP Financing Agreement with certain minor modifications on an interim basis, subject to final approval, which is scheduled for hearing on February 5, 2015. The Wet Seal DIP Financing Agreement provides for a senior secured, super-priority credit facility of up to $20.0 million on the closing date of the Wet Seal DIP Financing Agreement, the availability of which is reduced by an $5.0 million availability block (the “Availability Block”), which Availability Block is subject to reduction at the sole discretion of B. Riley Financial, Inc. Loans under the Wet Seal DIP Financing Agreement will be capped at the lesser of this commitment and a borrowing base (which is subject to reserves) and prior to the later of the entry of a final borrowing order by the Bankruptcy Court  and approval of an initial budget by B. Riley Financial, Inc., availability under the Wet Seal DIP Financing Agreement will be limited to $1.0 million. The Wet Seal DIP Financing Agreement will become available upon the satisfaction of customary conditions precedent thereto.

The maturity date for borrowings under the Wet Seal DIP Financing Agreement is the earlier of (a) February 17, 2015, unless the final borrowing order has been entered by the Bankruptcy Court on or before such date, in which case such maturity date will be May 15, 2015, unless otherwise extended by the B. Riley Financial, Inc. in its discretion, and (b) the date on which the Plan Sponsor (as defined below) terminates the Plan Sponsorship Agreement (as defined below).

Interest on the outstanding principal amount of loans under the Wet Seal DIP Financing Agreement is payable monthly in arrears and on the maturity date at a per annum rate equal to 10.25%. Subject to final approval of the Wet Seal DIP Financing Agreement (including final approval of an alternative financing by Wet Seal), Wet Seal is required pursuant to the Wet Seal DIP Financing Agreement to pay to B. Riley Financial, Inc. a commitment fee equal to 2.50% multiplied by $20.0 million minus the Availability Block then in effect. Upon an event of default, all obligations under the Wet Seal DIP Financing Agreement shall bear interest at a rate equal to 12.25% per annum.

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Pursuant to the terms of the Wet Seal DIP Financing Agreement, the domestic subsidiaries of The Wet Seal, Inc. which are not borrowers under the Wet Seal DIP Financing Agreement will guarantee the obligations of the borrowers under the Wet Seal DIP Financing Agreement. Subject to certain exceptions, the Wet Seal DIP Financing Agreement will be secured by a first priority perfected security interest in substantially all of the assets of Wet Seal, including control over certain of Wet Seals’ deposit accounts, which security interest is further confirmed and detailed in a Security Agreement entered into as of January 15, 2015, by and among B. Riley Financial, Inc. and Wet Seal (the “Security Agreement”). The Security Agreement contains certain additional agreements between the parties regarding such security interest as well as additional covenants and representations by Wet Seal relating thereto. The security interests and liens are subject only to certain carve outs and permitted liens, as set forth in the Wet Seal DIP Financing Agreement. Wet Seal is subject to certain affirmative and negative covenants under the Wet Seal DIP Financing Agreement, including, without limitation, related to the incurrence of additional debt, liens, the making of restricted payments and the deposit of Wet Seal’s cash into a blocked account if Wet Seal’s liquidity is below $5.0 million, Wet Seal’s failure to comply with the approved budget, the continuance of Edmond S. Thomas or a replacement acceptable to B. Riley Financial, Inc. as the chief executive officer of The Wet Seal, Inc., and certain bankruptcy related covenants, in each case as set forth in the Wet Seal DIP Financing Agreement. Wet Seal is entitled to voluntarily prepay amounts borrowed under the Wet Seal DIP Financing Agreement subject to certain conditions and such borrowings are also subject to certain prepayment events, including, without limitation, upon the sale of certain assets, and certain events of default, including, without limitation, payment defaults, cross-defaults to other indebtedness, certain bankruptcy related defaults, in each case as set forth in the Wet Seal DIP Financing Agreement.

Plan Sponsorship Agreement

On January 15, 2015, B. Riley Financial, Inc. and Wet Seal entered into a Plan Sponsorship Agreement (the “Plan Sponsorship Agreement”). The Plan Sponsorship Agreement remains subject to approval of the Bankruptcy Court at a hearing currently scheduled for February 5, 2015. Pursuant to the Plan Sponsorship Agreement, B. Riley Financial, Inc. and its affiliates or designees in accordance with the Plan Sponsorship Agreement (collectively, the “Plan Sponsor”) will sponsor Wet Seal in a plan of reorganization (the “Plan”) to be filed by Wet Seal with support of the Plan Sponsor. Subject to the terms and conditions of the Plan Sponsorship Agreement, on the effective date of the Plan, the Plan Sponsor will purchase 80.0% of the newly issued common stock of the reorganized The Wet Seal, Inc. in exchange for an aggregate amount of $20 million, consisting of the conversion of the outstanding principal amount under the Wet Seal DIP Financing Agreement and the remainder in cash. In addition, holders of unsecured claims that are allowed in bankruptcy will be entitled to the remaining 20.0% of the newly issued common stock of the reorganized The Wet Seal, Inc. or a cash payment, in an amount to be further agreed between Wet Seal and the Plan Sponsor. The Company currently anticipates that it may assign a portion of its rights and obligations under the Plan Sponsorship Agreement to one or more affiliates or designees; however, no such assignment will relieve B. Riley Financial, Inc. from its obligations under the Plan Sponsorship Agreement.

The Plan Sponsorship Agreement provides that Wet Seal and the Plan Sponsor will take certain specified actions and make certain specified filings with the Bankruptcy Court with respect to the confirmation, support and consummation of the Plan. Further, the Plan Sponsorship Agreement details certain terms required for the Plan including, without limitation, with respect to the composition of the Board of the reorganized The Wet Seal, Inc. and implementation of a stock-based management incentive plan for the reorganized The Wet Seal, Inc. The Plan is subject to certain conditions precedent, including the entry by the Bankruptcy Court of a confirmation order not subject to any stay on enforcement and reasonably satisfactory to the Plan Sponsor and all actions, documents and agreements necessary to implement the Plan shall have been effected or executed and delivered as required by the Plan. On the effective date of the Plan, all previously outstanding equity securities of Wet Seal and all rights to convert, exchange or receive Wet Seal equity securities shall be deemed canceled and of no further force and effect.

The Plan Sponsor has the right to terminate the Plan Sponsorship Agreement following the occurrence of certain termination events set forth in the Plan Sponsorship Agreement, including (i) Wet Seal fails to perform its obligations under the Plan Sponsorship Agreement or an event or occurrence required by the Plan Sponsorship Agreement does not occur, in each case by the applicable deadlines in the Plan Sponsorship Agreement, (ii) the reorganized The Wet Seal, Inc. fails to obtain a revolving credit facility to fund its operations on and after the effective date of the Plan, (iii) material modifications are made to the Plan that are inconsistent with the Plan Sponsorship Agreement, (iv) the occurrence of an event of default under the Wet Seal DIP Financing Agreement that remains uncured, (v) the filing of a motion by Wet Seal or the entry of an order by the Bankruptcy Court to appoint a trustee, receiver or examiner for Wet Seal or to convert any Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code, (vi) a material breach of the Plan Sponsorship Agreement by Wet Seal which is not cured within 10 business days following receipt of notice from the Plan Sponsor, (vii) the occurrence of an event or condition that results or would be reasonably expected to result, individually or in the aggregate, in a material adverse effect on the business, financial condition or results of operation of Wet Seal or on the ability of Wet Seal to consummate the transactions contemplated by the Plan Sponsorship Agreement and the Plan, subject to certain exceptions, (viii) a court or regulatory authority having jurisdiction over Wet Seal issues an order that restricts, prevents or prohibits the Plan in a manner that cannot reasonably be remedied or enters a final, non-appealable judgment or order declaring any material provision of the Plan Sponsorship Agreement to be illegal, invalid or unenforceable, and (ix) Edmond S. Thomas ceases to be the chief executive officer of The Wet Seal, Inc.

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Wet Seal has agreed that it will not solicit inquiries or proposals or engage in negotiations or have discussions regarding an alternative transaction, except as expressly permitted in the Plan Sponsorship Agreement. Subject to the terms and conditions of the Plan Sponsorship Agreement, Wet Seal may terminate the Plan Sponsorship Agreement in order to enter into a definitive agreement in respect of a superior proposal, or following a specified intervening event, if the board of directors of The Wet Seal, Inc. determines in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with the fiduciary obligations of the board of directors of The Wet Seal, Inc. under applicable law, and after The Wet Seal, Inc. has provided notice to the Plan Sponsor and provided such Plan Sponsor the opportunity to negotiate with The Wet Seal, Inc. to improve the terms of the Plan Sponsorship Agreement. In the event The Wet Seal, Inc. terminates the Plan Sponsorship Agreement in connection with such a superior proposal or intervening event, it has agreed to pay to the Plan Sponsor a break-up fee equal to $1 million plus the Plan Sponsor’s reasonable out-of-pocket fees and expenses (i) via wire transfer of immediately available funds upon the closing of a superior proposal or (ii) upon payment of other allowed administrative expenses of Wet Seal under section 503 of the Bankruptcy Code in the event such superior proposal does not close or if such termination is in connection with an intervening event. In addition, Wet Seal may terminate the Plan Sponsorship Agreement following the occurrence of certain other termination events set forth in the Plan Sponsorship Agreement, including (i) a material breach of the Plan Sponsorship Agreement by the Plan Sponsor which is not cured within 10 business days following receipt of notice from Wet Seal, (ii) a court or regulatory authority issues an order that restricts, prevents or prohibits the Plan in a manner that cannot reasonably be remedied or enters a final, non-appealable judgment or order declaring any material provision of the Plan Sponsorship Agreement to be illegal, invalid or unenforceable and (iii) if the funding under the Wet Seal DIP Financing Agreement is terminated by the Plan Sponsor.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of our management. Forward-looking statements may be identified by words such as “anticipate,” “may,” “would,” and similar expressions. Examples of forward-looking statements include, among others, statements we make regarding our current intent to assign a portion of our rights and obligations under the Plan Sponsorship Agreement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the transactions contemplated by the Wet Seal DIP Financing Agreement and the Plan Sponsorship Agreement are subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of our control; we may not be able to assign, or may choose not to assign, any portion of our rights and obligations under the Plan Sponsorship Agreement, risks and uncertainties relating to the bankruptcy filing by Wet Seal, including but not limited to, (i) Wet Seal’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the ability of Wet Seal and its subsidiaries to prosecute, develop and consummate the transactions contemplated by the Plan Sponsorship Agreement with respect to the Chapter 11 Cases, (iii) the effects of Wet Seal’s bankruptcy filing on Wet Seal and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, (v) the length of time Wet Seal will operate under the Chapter 11 Cases, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with Wet Seal and/or our ability to develop and consummate the transactions contemplated by the Plan Sponsorship Agreement, (vii) the potential adverse effects of the Chapter 11 Cases on Wet Seal’s liquidity or results of operations, and (viii) Wet Seal and/or our ability to execute the transactions contemplated by the Plan Sponsorship Agreement and Wet Seal DIP Financing Agreement, and other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission, including, without limitation, those described under the “Risk Factors” section and elsewhere in the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 6, 2014. Any forward-looking statement made by us in this Current Report on Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 22, 2015	B. RILEY FINANCIAL, INC.
	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer